Exhibit 10.1

Execution Version

CONSENT AND AMENDMENT

THIS CONSENT AND AMENDMENT (this “Consent and Amendment”) is made as of November 30, 2020, by and among SUNNOVA TEP INVENTORY, LLC, a Delaware limited liability company (the “Borrower”), CREDIT SUISSE AG, NEW YORK BRANCH, in its capacity as Administrative Agent for the Lenders (the “Administrative Agent”), the Lenders and the Funding Agents representing a group of Lenders (collectively, the “Lenders”) party to the Credit Agreement (defined below), SUNNOVA INVENTORY PLEDGOR, LLC, a Delaware limited liability company (“Pledgor”), and SUNNOVA TEP DEVELOPER, LLC, a Delaware limited liability company (“DeveloperCo” and together with the Borrower, the Administrative Agent, the Lenders and the Funding Agents representing a group of Lenders party thereto and Pledgor, the “Parties”). Capitalized terms used herein have the meanings set forth in the Credit Agreement (as defined below).

RECITALS

WHEREAS, the Borrower, the Administrative Agent, the Lenders and Wells Fargo Bank, National Association, not in its individual capacity, but solely as Paying Agent, have entered into the Credit Agreement, dated as of December 30, 2019 (as amended, modified, restated, supplemented or extended from time to time, the “Credit Agreement”).

WHEREAS, DeveloperCo desires to enter into that certain Sunnova TEP Resources, LLC Secondary Distribution Agreement, dated on or about the date hereof (the “BL HoldCo Secondary Distribution Agreement”), between Sunnova TEP Resources, LLC, a Delaware limited liability Company (“BL HoldCo”), and DeveloperCo, pursuant to which BL HoldCo will assign, transfer and convey the Assigned Property (as defined therein) to DeveloperCo (such assignment, transfer and conveyance, the “BL HoldCo Secondary Distribution”).

WHEREAS, DeveloperCo and the Borrower desire to enter into that certain Sunnova TEP Developer, LLC Secondary Distribution Agreement, dated on or about the date hereof (the “DeveloperCo Secondary Distribution Agreement”), between DeveloperCo and the Borrower, pursuant to which, immediately upon the occurrence of the BL HoldCo Secondary Distribution, DeveloperCo will assign, transfer and convey the Assigned Property (as defined therein) to the Borrower (such assignment, transfer and conveyance, the “DeveloperCo Secondary Distribution”).

WHEREAS, the Borrower and Pledgor desire to enter into that certain Sunnova TEP Inventory, LLC Secondary Distribution Agreement, dated on or about the date hereof (the “Borrower Secondary Distribution Agreement”), between the Borrower and Pledgor, pursuant to which, immediately upon the occurrence of the DeveloperCo Secondary Distribution, the Borrower will assign, transfer and convey the Assigned Property (as defined therein) to Pledgor (such assignment, transfer and conveyance, the “Borrower Secondary Distribution”).

WHEREAS, Pledgor desires to enter into that certain Sunnova Inventory Pledgor, LLC Secondary Distribution Agreement, dated on or about the date hereof (together with the BL HoldCo Secondary Distribution Agreement, the DeveloperCo Secondary Distribution Agreement and the Borrower Secondary Distribution Agreement, the “Secondary Distribution Agreements”), between the Pledgor and Sunnova Intermediate Holdings, LLC, a Delaware limited liability company (“Intermediate Holdings”), pursuant to which, immediately upon the occurrence of the Borrower

Secondary Distribution, Pledgor will assign, transfer and convey the Assigned Property (as defined therein) to Intermediate Holdings (such assignment, transfer and conveyance, together with the BL HoldCo Secondary Distribution, the DeveloperCo Secondary Distribution and the Borrower Secondary Distribution, the “Secondary Assets Distributions”).

WHEREAS, DeveloperCo desires to enter into that certain Sunnova TEP Resources, LLC Distribution Agreement, dated on or about the date hereof (the “BL HoldCo Distribution Agreement”), between BL HoldCo, and DeveloperCo, pursuant to which BL HoldCo will assign, transfer and convey the Assigned Property (as defined therein) to DeveloperCo (such assignment, transfer and conveyance, the “BL HoldCo Distribution”).

WHEREAS, DeveloperCo and the Borrower desire to enter into that certain Sunnova TEP Developer, LLC Distribution Agreement, dated on or about the date hereof (the “DeveloperCo Distribution Agreement”), between DeveloperCo and the Borrower, pursuant to which, immediately upon the occurrence of the BL HoldCo Distribution, DeveloperCo will assign, transfer and convey the Assigned Property (as defined therein) to the Borrower (such assignment, transfer and conveyance, the “DeveloperCo Distribution”).

WHEREAS, the Borrower and Pledgor desire to enter into that certain Sunnova TEP Inventory, LLC Distribution Agreement, dated on or about the date hereof (the “Borrower Distribution Agreement”), between the Borrower and Pledgor, pursuant to which, immediately upon the occurrence of the DeveloperCo Distribution, the Borrower will assign, transfer and convey the Assigned Property (as defined therein) to Pledgor (such assignment, transfer and conveyance, the “Borrower Distribution”).

WHEREAS, Pledgor desires to enter into that certain Sunnova Inventory Pledgor, LLC Distribution Agreement, dated on or about the date hereof (together with the BL HoldCo Distribution Agreement, the DeveloperCo Distribution Agreement, the Borrower Distribution Agreement and the Secondary Distribution Agreements, the “Distribution Agreements”), between the Pledgor and Intermediate Holdings, pursuant to which, immediately upon the occurrence of the Borrower Distribution, Pledgor will assign, transfer and convey the Assigned Property (as defined therein) to Intermediate Holdings (such assignment, transfer and conveyance, together with the BL HoldCo Distribution, the DeveloperCo Distribution, the Borrower Distribution and the Secondary Assets Distributions, the “Securitization Distributions”).

WHEREAS, upon effectiveness of the Distribution Agreements and the completion of the Securitization Distributions, (i) each of Sunnova TEP IV-A Manager, LLC, a Delaware limited liability company, and Sunnova TEP IV-B Manager, LLC, a Delaware limited liability company, shall no longer be a “Managing MemberCo” under the Credit Agreement and (ii) each of Sunnova TEP IV-A, LLC, a Delaware limited liability company, and Sunnova TEP IV-B, LLC, a Delaware limited liability company, shall no longer be a “Project Company” under the Credit Agreement.

WHEREAS, in connection with the Securitization Distributions, the Parties hereto desire to amend Schedule 1.1(f) to the Credit Agreement as set forth herein.

WHEREAS, (i) the Borrower has requested that the Administrative Agent, each Lender and each Funding Agent (a) consent to the Securitization Distributions and (b) waive any Potential Default or Event of Default that would occur as a result of the Securitization Distributions and (ii)

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in accordance with Section 10.2 of the Credit Agreement, the Administrative Agent, each Lender and each Funding Agent party hereto are willing to (a) consent to the Securitization Distributions and (b) provide the waiver herein under the terms and subject to the conditions stated herein.

NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Consent and Amendment, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows:

1.    Consent and Waiver. The Administrative Agent and the Lenders hereby (i) consent to the Securitization Distributions on and subject to the terms and conditions set forth in the Distribution Agreements, (ii) grant a waiver, which shall be limited and conditioned on the terms and conditions of this Consent and Waiver, of any Potential Default or Event of Default arising solely as a result of the Securitization Distributions and (iii) agree that the Collateral shall not include, and that no Lien in favor of the Administrative Agent shall attach to, any of the Assigned Property (as defined in each of the Distribution Agreements) transferred pursuant to the Securitization Distributions. The consent and waiver provided herein shall be applicable only in the specific instance and for the specified purpose as expressly provided herein, and shall not, except as expressly provided herein, operate as or constitute a consent or waiver of any provision or any right, power or remedy of any Secured Party under the Credit Agreement and the other Loan Documents. The consent and waiver provided herein does not entitle, or imply any consent or agreement to, any further or future modification of, amendment to, waiver of, or consent with respect to any provision of the Credit Agreement or any other Loan Document.

2.    Amendment to Schedule 1.1(f) to the Credit Agreement. Schedule 1.1(f) to the Credit Agreement in effect immediately prior to the date hereof is hereby amended by deleting the references to (i) “Sunnova TEP IV-A Manager, LLC” and “Sunnova TEP IV-B Manager, LLC” in the Managing MemberCo column and (ii) “Sunnova TEP IV-A, LLC” and “Sunnova TEP IV-B, LLC” in the Project Company column.

3.    Representations and Warranties. Each of the Borrower, DeveloperCo and Pledgor represents and warrants as of the date of this Consent and Amendment as follows:

(i)    this Consent and Amendment has been duly and validly executed and delivered by such party and constitutes its valid and binding obligation, legally enforceable against such party in accordance with its terms, except as enforceability may be limited by applicable insolvency laws and general principles of equity (whether considered in a proceeding at law or in equity);

(ii)    the execution, delivery and performance by it of this Consent and Amendment are within its powers, and do not conflict with, and will not result in a violation of, or constitute or give rise to an event of default under (i) any of its organizational documents, (ii) any agreement or other instrument which may be binding upon it, or (iii) any law, governmental regulation, court decree or order applicable to it or its properties, except, in each case, where such conflict, violation or event of default could not reasonably be expected to result in a Material Adverse Effect;

(iii)    it has all powers and all governmental licenses, authorizations, consents and approvals required to carry on its business as now conducted except where the failure to obtain such licenses, authorizations, consents and approvals would not result in a Material Adverse Effect; and

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(iv)    the representations and warranties of such party set forth in the Transaction Documents to which it is a party are true and correct in all material respects (except to the extent there are already materiality qualifiers therein) as of the date hereof (or such earlier date or period specifically stated in such representation or warranty).

4.    Conditions Precedent. This Consent and Amendment shall become effective on and as of the first date (the “Effective Date”) on which the following conditions precedent have been satisfied:

(i)    The Administrative Agent shall have received duly executed counterparts of this Consent and Amendment from each party hereto.

(ii)    The Administrative Agent shall have received satisfactory evidence that the Majority Lenders have instructed the Administrative Agent to execute and deliver this Consent and Amendment.

(iii)    Each of the Class A Lenders and Class B Lenders shall have received a duly executed Borrowing Base Certificate dated as of the date of this Consent and Amendment.

5.    Effect of the Consent and Amendment. This Consent and Amendment shall not in any manner constitute or be construed to constitute a novation, discharge, forgiveness, extinguishment or release of any obligation under the Credit Agreement or the other Loan Documents or to keep and perform any of the terms, conditions, agreements contained in therein. Except as expressly amended and modified by this Consent and Amendment, all provisions of the Credit Agreement shall remain in full force and effect and each reference to the Credit Agreement and words of similar import in the Loan Documents shall be a reference to the Credit Agreement as amended hereby and as the same may be further amended, supplemented and otherwise modified and in effect from time to time. This Consent and Amendment shall not be deemed to expressly or impliedly waive, amend or supplement any provision of the Credit Agreement other than as set forth herein. This Consent and Amendment is a Loan Document.

6.    No Release or Novation; Ratification of Related Documents; Binding Effect. Nothing contained herein and nothing done pursuant hereto shall affect or be construed to affect or to release the liability of any party or parties whomsoever who may now or hereafter be liable under or on account of the Indebtedness under the Credit Agreement and the other Loan Documents. Except as expressly provided herein, (i) nothing herein shall limit in any way the rights and remedies of the Secured Parties under the Credit Agreement and the other Loan Documents, and (ii) except as expressly waived, amended and modified by this Consent and Amendment, the terms and conditions of the Credit Agreement and the other Loan Documents remain in full force and effect and are hereby ratified and affirmed. The Borrower hereby ratifies and affirms all of its promises, covenants and obligations to promptly and properly pay any and all sums due under the Credit Agreement and the other Loan Documents, as amended, waived or modified by this Consent and Amendment and to promptly and properly perform and comply with any and all of its obligations, duties and agreements pursuant thereto, as modified hereby or in connection herewith. This Consent and Amendment shall be binding upon and inure to the benefit of the Parties hereto and their respective successors and assigns.

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7.    Entire Agreement; Effectiveness. This Consent and Amendment constitutes the entire agreement among the Parties with respect to the matters dealt with herein. All previous documents, undertakings and agreements, whether verbal, written or otherwise, among the Parties with respect to the subject matter of this Consent and Amendment, are hereby superseded with respect to such matters and shall not affect or modify any of the terms or obligations set forth in this Consent and Amendment. Upon the execution of this Consent and Amendment, this Consent and Amendment shall be binding upon and inure to the benefit of the Parties.

8.    Severability. Any provision hereof which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof and without affecting the validity or enforceability of any provision in any other jurisdiction.

9.    Incorporation By Reference. Sections 10.9 (Governing Law), 10.10 (Jurisdiction), 10.11 (Waiver of Jury Trial), 10.20 (Non-Petition) and 10.21 (No Recourse) of the Credit Agreement hereby are incorporated by reference as if fully set forth in this Consent and Amendment mutatis mutandis.

10.    Counterparts. This Consent and Amendment may be executed in any number of counterparts and by different Parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page to this Consent and Amendment by facsimile or by e-mail in portable document format (.pdf) shall be effective as delivery of a manually executed counterpart of this Consent and Amendment.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Parties have caused this Consent and Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.

SUNNOVA TEP INVENTORY, LLC, as Borrower

By:	/s/ Robert Lane
Name:	Robert Lane
Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

CREDIT SUISSE AG, New York Branch, as Administrative Agent and as Class A Funding Agent

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Director

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

LIBREMAX MASTER FUND, LTD, as Class B Funding Agent

By:	/s/ Frank Bruttomesso
Name:	Frank Bruttomesso
Title:	General Counsel

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

CREDIT SUISSE AG, Cayman Islands Branch, as a Class A Non-Conduit Lender

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Authorized Signatory

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Authorized Signatory

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

LIBREMAX MASTER FUND, LTD, as a Class B Non-Conduit Lender

By:	/s/ Frank Bruttomesso
Name:	Frank Bruttomesso
Title:	General Counsel

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

ALPINE SECURITIZATION LTD, as a Class A Conduit Lender

By: Credit Suisse AG, New York Branch, as attorney in fact for Alpine Securitization Ltd.

By:	/s/ Patrick Duggan
Name:	Patrick Duggan
Title:	Vice President

By:	/s/ Erin McCutcheon
Name:	Erin McCutcheon
Title:	Director

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

SUNNOVA INVENTORY PLEDGOR, LLC, as Pledgor

By:	/s/ Robert Lane
Name:	Robert Lane
Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]

SUNNOVA TEP DEVELOPER, LLC, as DeveloperCo

By:	/s/ Robert Lane
Name:	Robert Lane
Title:	Executive Vice President, Chief Financial Officer

[Signature Page to Sunnova Safe Harbor Facility – Consent and Amendment]